Exhibit 99.1

The Great Atlantic & Pacific Tea Company, Inc.

Schedule 1 - GAAP Earnings for the Last Twelve Months (LTM) ended December 3, 2011

(Unaudited)

(In thousands, except share amounts and store data)

LTM ended
December 3, 2011

Sales	$7,242,123
Cost of merchandise sold	(5,178,287)
Gross margin	2,063,836
Store operating, general and administrative expense	(2,444,506)
Goodwill, trademark and long-lived asset impairment	(141,179)
Loss from operations	(521,849)
Nonoperating income (1)	3,688
Interest expense, net `	(191,845)
Reorganization items, net	62,531
Loss from continuing operations before income taxes	(647,475)
Benefit from income taxes	15,360
Loss from continuing operations	(632,115)
Discontinued operations:
Loss from operations of discontinued businesses, net of tax	(22,897)
Loss on disposal of discontinued businesses, net of tax	(526)
Reorganization items, net	153,105
Income from discontinued operations	129,682
Net loss	$(502,433)

Gross margin rate	28.50%
Store operating, general and administrative expense rate	33.75%

Depreciation and amortization	$188,501

Number of stores operated at end of period	335

(1)  Nonoperating income reflects the fair value adjustments related to the Series B warrants.

The Great Atlantic & Pacific Tea Company, Inc.

Schedule 2 - Condensed Balance Sheet Data

(Unaudited)

(In millions, except per share and store data)

December 3, 2011

Cash and short-term investments	$197

Other current assets	627

Total current assets	824

Property-net	995

Other assets	318

Total assets	$2,137

Total current liabilities	$723

Total non-current liabilities	2,778

Series A redeemable preferred stock	148

Stockholders’ deficit	(1,512)

Total liabilities and stockholders’ deficit	$2,137

Other Statistical Data

Total debt and capital leases	$1,358
Total Real Estate Liabilities	375
Subtotal	1,732
Less: liabilities subject to compromise	(1,100)
Net debt	$633

Total retail square footage (in thousands)	13,990

Book value per share	$(28)

LTM ended
December 3, 2011
Capital expenditures	$41

The Great Atlantic & Pacific Tea Company, Inc.

Schedule 3 - Reconciliation of GAAP Net Loss to Adjusted Loss from Operations and Adjusted EBITDA and Reconciliation of GAAP to Adjusted Store Operating, General and Administrative Expense

for the Last Twelve Months (LTM) periods ended December 3, 2011

(Unaudited)

(In thousands)

LTM ended
December 3, 2011

Net loss, as reported	$(502,433)
Income from discontinued operations	(129,682)
Benefit from income taxes	(15,360)
Reorganization items relating to continuing operations	(62,531)
Interest expense, net	191,845
Nonoperating income	(3,688)
As reported loss from operations	$(521,849)

Adjustments:
Goodwill, trademark and long-lived asset impairment	142,675
Net restructuring and other	8,604
Real estate related activity	60,036
Pension withdrawal costs	13,923
Self insurance reserve	66,286
Stock-based compensation	2,461
Insurance deductible - snow storm	500
Losses relating to Hurricane Irene	1,000
Inventory-related	406
C&S contract effect	9,930
Other	5,131
Total EBITDA adjustments	310,952
Adjusted loss from operations	$(210,897)
Depreciation and amortization	188,501
Adjusted EBITDA	(22,396)
Effect of closed stores	32,823
Current Store Footprint Adjusted EBITDA	$10,427

LTM EBITDA Adjustments:
Contractual supply and logistics savings	43,933
Contractual labor savings	68,750
Bankruptcy and other disruption	46,070
Contractual lease savings	3,941
Lease payments classified as principal payments and interest expense	(56,163)
Total LTM EBITDA adjustments	106,531
LTM Adjusted EBITDA	116,958
Contractual rent payments	225,986
LTM Adjusted EBITDAR	$342,944

The Great Atlantic & Pacific Tea Company, Inc.

Schedule 4 - Reconciliation of GAAP Net Cash Used in Operating Activities to Adjusted EBITDA

for the Last Twelve Months (LTM) ended December 3, 2011

(Unaudited)

(In thousands)

LTM Ended
December 3, 2011

Net cash used in operating activities	$(79,491)
Adjustments to calculate EBITDA:
Goodwill, trademark and long-lived asset impairment	(144,815)
Nonoperating income	3,688
Net interest expense	191,845
Non-cash interest expense	(11,751)
Noncash occupany charges in the normal course of business	(15,326)
Adjustments to occupancy reserves	(149,025)
Losses relating to Hurricane Irene	(1,000)
Gain on disposal of owned property	128
Recognition of deferred real estate income	4,157
Loss from operations of discontinued operations	23,423
Benefit from income taxes	(15,360)
Deferred income tax benefit	14,584
Pension withdrawal costs	(13,923)
Self insurance reserve	(84,090)
Employee benefit related costs	(4,122)
Stock compensation expense	(2,461)
Reorganization items relating to discontinued operations	153,105
Reorganization items relating to continuing operations	62,531
Gain on sale of pharmacy assets	4,785
Gain on sale of assets held for sale	29,120
Gain on surrender of COLI Policies	917
Payment for reorganization items	35,744
C&S contract effect	(9,930)
Financing fees	(44,550)
Working capital changes
Accounts receivable	(4,153)
Inventories	(31,523)
Prepaid expenses and other current assets	7,971
Accounts payable	(92,835)
Accrued salaries, wages, benefits and taxes	26,018
Other accruals	(113,833)
Other assets	39,087
Other non-current liabilities	107,929
Other, net	(884)
EBITDA	(114,040)

Adjustments:
Goodwill, trademark and long-lived assets impairment	142,675
Net restructuring and other	8,604
Real estate related activity	60,036
Pension withdrawal costs	13,923
Self insurance reserve	66,286
Hurricane Irene - Insurance deductible	1,000
Other insurance deductible	500
Stock-based compensation	2,461
C&S Contract effect	9,930
Inventory-related	406
Reorganization items relating to discontinued operations	(153,089)
Reorganization items in the normal course of business, net	(62,531)
Other	5,131
Nonoperating income	(3,688)
Total adjustments	91,644
Adjusted EBITDA	$(22,396)
Effect of closed stores	32,823
Current Store Footprint Adjusted EBITDA	$10,427

LTM Adjusted EBITDA Adjustments:
Contractual supply and logistics savings	43,933
Contractual labor savings	68,750
Bankruptcy and other disruption	46,070
Contractual lease savings	3,941
Lease payments classified as interest expense	(56,163)
Total adjustments	106,531
LTM Adjusted EBITDA	116,958
Contractual rent expense	225,986
LTM Adjusted EBITDAR	$342,944

The Great Atlantic & Pacific Tea Company, Inc.

Schedule 5 - Real Estate Appraised Values

(Unaudited)

(Dollars in thousands)

Valuable leaseholds

Banner	Locations (1)	Appraised Value
Pathmark	104	$186.5
A&P	88	117.6
Waldbaums	49	44.9
Food Emporium	16	41.0
Other (2)	37	23.9
Total leasehold estate interests (3) (4)	294	$413.9

Total leased fee (5)	9	$69.1

Total value for continuing properties		$483.0

Total leasehold estate interests - closing properties	14	$14.2

Notes:

(1)          We also lease 18 liquor store locations that have not been valued and are therefore not included in this table.

(2)          Includes leasehold estate value for one warehouse.

(3)          We hired an independent third party real estate valuation firm to estimate the market value of certain leasehold estate interests for purposes of securing collateral-backed financing.  These appraisals were prepared for the 292 store locations and one warehouse expected to continue operating and 15 store locations that are anticipated to close during fiscal 2012, in conformity with Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute over a period from April through November 2011.  Such appraisals were not prepared in accordance with US GAAP rules which require leasehold interests to be valued under Fresh-Start accounting as of the bankruptcy emergence date, currently expected to be February 25, 2012.  Values under Fresh-Start accounting may be significantly different than those values shown in this table.

(4)          Reflects NPV of spread between market rents and contractual lease payments of below-market leases for the duration using a 13% discount rate.

(5)          Our DIP lender JPMorgan Chase hired an independent third party real estate valuation firm to estimate the market value of our leased fee properties for purposes of securing collateral-backed financing.  These appraisals were prepared for nine locations in conformity with Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA), and the Uniform Standards of Professional Appraisal Practice (USPAP) over a period from January through February 2011.  Such appraisals were not prepared in accordance with US GAAP rules which require leasehold interests to be valued under Fresh-Start accounting as of the bankruptcy emergence date, currently expected to be February 25, 2012.  Values under Fresh-Start accounting may be significantly different than those values shown in this table.  These nine locations consist of five stand-alone store locations, of which one is closed, and four shopping centers, which contain operating Pathmark bannered stores.  We have one additional leased fee operating store location that was not valued.